UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2023

Editas Medicine, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37687	46-4097528
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Hurley Street
Cambridge,	Massachusetts	02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 401-9000
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EDIT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.
On December 11, 2023, Editas Medicine, Inc. (the “Company”) issued a press release titled “Editas Medicine Announces New EDIT-301 Safety and Efficacy Data in 17 Patients, Presented Today at the American Society of Hematology (ASH) Annual Meeting and in a Company-sponsored Webinar.” A copy of the press release is furnished as Exhibit 99.1 hereto.
The information in this Item 7.01, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01    Other Events.
On December 11, 2023, the Company announced new safety and efficacy data in 17 patients treated with EDIT-301, now known asrenizgamglogene autogedtemcel (reni-cel), in the Company’s Phase 1/2 clinical trial of reni-cel for the treatment of severe sickle cell disease ("SCD"), which is referred to as the RUBY trial, and in the Phase 1/2 clinical trial of reni-cel for the treatment of transfusion-dependent beta thalassemia ("TDT"), which is referred to as the EdiTHAL trial. Eleven of the patients were treated in the RUBY trial and the remaining six were treated in the EdiTHAL trial.
Reni-cel was well-tolerated by all 17 patients in the RUBY and EdiTHAL trials and demonstrated a safety profile consistent with myeloablative conditioning with busulfan, the regimen that is necessary for current gene editing therapies for SCD and TDT, and autologous hematopoietic stem cell transplant.
After reni-cel infusion, all treated patients in both trials with more than two months follow-up demonstrated successful neutrophil engraftment within one month and platelet engraftment within 1.6 months. No serious adverse events related to reni-cel treatment have been reported.
In the RUBY trial, all treated patients are free of vaso-occlusive events since reni-cel infusion. The six patients with five or more months follow-up have maintained a normal hemoglobin level and a fetal hemoglobin level of greater than 40%. All 10 patients treated in the RUBY trial with more than one month of follow-up followed a similar trajectory of total hemoglobin and fetal hemoglobin increases.
In the EdiTHAL trial, the five patients with more than one month follow-up demonstrated early and robust total hemoglobin and fetal hemoglobin increases, with total hemoglobin rising above the transfusion independence threshold of 9 g/dL.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated December 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDITAS MEDICINE, INC.

Date:	December 11, 2023	By:	/s/ Gilmore O’Neill
Gilmore O’Neill President and Chief Executive Officer